Exhibit 10(a)

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption “Independent Auditors” and to the use of our report, dated October 17, 2002, with respect to Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust, in this Regsistration Statement (Form N-1A No. 333-92404) of Merrill Lynch Principal Protected Trust.

/s/ Ernst & Young LLP

MetroPark, New Jersey November 4, 2002